KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                              Three Lincoln Centre
                          5430 LBJ Freeway, Suite 1740
                               Dallas, Texas 75240

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 15, 2001



To the Stockholders of
Keystone Consolidated Industries, Inc.:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Keystone Consolidated Industries, Inc., a Delaware corporation ("Keystone" or the "Company"), will be held on May 15, 2001, at 9:00 a.m., local time, at the offices of the Company at 5430 LBJ Freeway, Suite 1740, Dallas, Texas, for the following purposes:

(1) To elect one director for a term of three years, and until his successor is duly elected and qualified; and

(2) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 23, 2001, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be made available for inspection by any stockholder of record at the offices of Keystone during ordinary business hours from April 16, 2001, through the time of the Annual Meeting for any purpose germane to the Annual Meeting.

     In order to ensure that you are represented at the meeting, please complete the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. If you choose, you may still vote in person at the Annual Meeting even though you previously signed your proxy. You may revoke your proxy by following the procedures specified in the accompanying Proxy Statement. Your vote, whether given by proxy or in person at the Annual Meeting, will be held in confidence by the Inspector of Election for the Annual Meeting in accordance with the Company's bylaws.

                                    By order of the Board of Directors,


                                    Sandra K. Myers
                                    Secretary

Dallas, Texas
April 13, 2001

                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                              Three Lincoln Centre
                          5430 LBJ Freeway, Suite 1740
                               Dallas, Texas 75240

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 15, 2001




     This Proxy Statement and the accompanying proxy card are being furnished to the stockholders of Keystone Consolidated Industries, Inc., a Delaware corporation ("Keystone" or the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of Keystone for use at the 2001 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Tuesday, May 15, 2001, at the Company's offices at 5430 LBJ Freeway, Suite 1740, Dallas, Texas and at any adjournment or postponement thereof (the "Annual Meeting"). Any stockholder executing a proxy has the power to revoke it at any time before it is voted. A proxy may be revoked by either (i) filing with the Inspector of Election a written revocation of the proxy; (ii) appearing at the Annual Meeting and casting a vote contrary to that indicated on the proxy; or
(iii) submitting a duly executed proxy bearing a later date. Attendance at the Annual Meeting alone, however, will not in itself constitute the revocation of a proxy. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 13, 2001. An annual report for the year ended December 31, 2000 is enclosed herewith.

     Only stockholders of record at the close of business on March 23, 2001, (the "Record Date") will be entitled to vote at the Annual Meeting. As of the Record Date, there were 10,061,969 shares of Keystone's common stock, $1.00 par value per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Shares of stock that are voted to abstain from any business coming before the Annual Meeting and broker/nominee non-votes will be counted as being in attendance at the Annual Meeting for purposes of determining whether a quorum is present.

     Employees participating in the Keystone Consolidated Industries, Inc. Deferred Incentive Plan, who are beneficial owners of Common Stock under such plan, may use the enclosed voting instruction card to instruct the plan trustees how to vote the shares held for such employees, and the trustees will, subject to the terms of the plan, vote such shares in accordance with such instructions.

     Mellon Investor Services LLC ("Mellon"), the transfer agent and registrar for the Common Stock, has been appointed by the Board of Directors to receive proxies, tabulate the vote and serve as Inspector of Election at the Annual Meeting. All proxies and ballots delivered to Mellon shall be kept confidential by Mellon in accordance with the Company's bylaws.

     The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to stockholders in connection with the solicitation of proxies will be borne by Keystone. In addition to the solicitation of proxies by use of the mail, officers, directors, and employees of Keystone may solicit proxies by written communication, telephone or personal calls for which such persons will receive no special compensation.

     Upon request, the Company will reimburse banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in distributing proxy materials and voting instructions to the beneficial owners of Common Stock held of record by such entities.

                              ELECTION OF DIRECTORS

     Keystone's Restated Certificate of Incorporation provides for the Board of Directors to be divided into three classes. The bylaws of the Company provide that the Board of Directors shall consist of not less than five and not more than nine persons, as determined by the Board of Directors from time to time. The Board of Directors has currently set the number of directors at seven.

     The nominees receiving a plurality of the votes of the shares present in person or represented at the Annual Meeting and entitled to vote will be elected to the classes designated and until their successors are duly elected and qualified (except in cases where no successor is elected due to a reduction in the size of the Board), or earlier resignation, removal from office, death or incapacity. Neither shares as to which authority to vote on the election of directors has been withheld nor broker/nominee non-votes will be counted as affirmative votes to elect director nominees to the Board of Directors. However, since director nominees need only receive the vote of a plurality of the shares represented at the Meeting and entitled to vote, a vote withheld from a particular nominee will not affect the election of such nominee.

     Except as applicable laws may otherwise provide, the approval of any other matter that may properly come before the Meeting will require the affirmative vote of a majority of the shares represented and entitled to vote at the Meeting. Shares of Common Stock that are voted to abstain from any other business coming before the Meeting and broker/nominee non-votes will not be counted as votes for or against any such other matter.

     Unless otherwise specified, the agents designated in the proxy card or voting instruction form will vote the shares represented by a proxy at the Meeting "FOR" the election of the nominee for director and, to the extent allowed by the federal securities laws, in the discretion of the agents on any other matter that may properly come before the Meeting.

     The nominee set forth below has consented to serve if elected to the Board of Directors. If any individual nominated for a directorship is not available for election, which is not anticipated, votes will be cast by the proxy holder for such substitute nominee as shall be designated by the Board of Directors.

     Harold C. Simmons and his affiliates hold approximately 50% of the outstanding shares of Common Stock as of the Record Date and have indicated their intention to vote such shares "FOR" the election of the nominee for director as set forth in this Proxy Statement. If such shares are represented and voted as indicated at the Meeting, a quorum will be present and the nominee for director will be elected as a director of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR THE BOARD OF DIRECTORS SET FORTH BELOW.

                         NOMINEE FOR BOARD OF DIRECTORS

         The following biographical information has been provided by the nominee for election to the Board of Directors of the Company for a term expiring at the 2004 annual meeting of stockholders:

PAUL M. BASS, JR.                                          Director since 1989

     Mr. Bass, age 65, is Vice Chairman of First Southwest Company, a privately owned investment banking firm, and has served in such capacity since prior to 1996. Mr. Bass is also a director of CompX International Inc. ("CompX"), an affiliate of Keystone that manufactures ergonomic computer support systems, precision ball bearing slides and security products; Chairman of MorAmerica Private Equities Company; and director and Chairman of the Audit Committee of California Federal Bank and Golden State Bancorp Inc. Mr. Bass is currently serving as Chairman of Zale-Lipshy University Hospital and as Chairman of the Board of Trustees of Southwestern Medical Foundation. Mr. Bass is a nominee for a term expiring in 2004.

                               OTHER BOARD MEMBERS

     The following biographical information has been provided by the directors whose terms do not expire at the Annual Meeting:

THOMAS E. BARRY                                            Director since 1989

     Dr. Barry, age 57, is Vice President for Executive Affairs at Southern Methodist University and has been a Professor of Marketing in the Edwin L. Cox School of Business at Southern Methodist University since prior to 1996. Dr. Barry is also a director of Valhi, Inc. ("Valhi"), a publicly held diversified holding company affiliated with Keystone. Dr. Barry's term as a director expires in 2003.

GLENN R. SIMMONS                                           Director since 1986

     Mr. Simmons, age 73, is Chairman of the Board of Directors of Keystone and has served in such capacity since prior to 1996. Mr. Simmons was Chief Executive Officer of Keystone from prior to 1996 to February 1997. Since prior to 1996, Mr. Simmons has served as Vice Chairman of the Board of Directors of Contran Corporation ("Contran"), a privately owned diversified holding company that may be deemed to be the beneficial holder of approximately 47.3% of the outstanding Common Stock as of the Record Date. Mr. Simmons has been a director of Contran and an executive officer and/or director of various companies related to Contran since prior to 1996. He is Vice Chairman of the board of Valhi; a director of CompX; a director of NL Industries, Inc. ("NL"), a titanium dioxide pigments company; a director of Titanium Metals Corporation ("TIMET"), a company engaged in the titanium metals industry of which Tremont Corporation ("Tremont") owns approximately 39%; and a director of Tremont, Valhi's majority owned indirect subsidiary that in addition to its holdings in TIMET owns approximately 20% of NL and interests in land development entities. Valhi, CompX, NL, Tremont and TIMET may be deemed to be affiliates of Keystone. Mr. Simmons' term as a director expires in 2002.

WILLIAM SPIER                                              Director since 1996

     Mr. Spier, age 66, is President and Chairman of Sutton Holding Corp., a private investment firm, and has served in such capacity since prior to 1996. Mr. Spier is Chairman of the Board of Empire Resources, Inc. and has served in such capacity since September 1999. Mr. Spier was Chairman of DeSoto, Inc., a company Keystone acquired in 1996, from prior to 1996 to 1996 and Chief Executive Officer of DeSoto, Inc. from prior to 1996 to 1996. He is a director of Empire Resources, Inc., and Centerpoint Corporation. Mr. Spier's term as a director expires in 2003.

J. WALTER TUCKER, JR.                                      Director since 1971

     Mr. Tucker, age 75, is Vice Chairman of the Board of Directors of the Company and has served in such capacity since prior to 1996. Mr. Tucker has served as a Director, President, and Treasurer of Tucker & Branham, Inc., a privately owned real estate, mortgage banking and insurance firm since prior to 1996. Mr. Tucker is also a director of Valhi. He has also been an executive officer and/or director of various companies related to Valhi and Contran since prior to 1996. Mr. Tucker's term as a director expires in 2002.

STEVEN L. WATSON                                           Director since 2000

     Mr. Watson, age 50, has been President and a director of Valhi and Contran since 1998. From prior to 1996 to 1998, he served as vice president and secretary of Valhi and Contran. He is also a director of CompX, NL, Tremont, and TIMET. Mr. Watson served as an executive officer and/or director of various companies related to Valhi and Contran since prior to 1996. Mr. Watson's term as a director expires in 2002.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2000, the Board of Directors met four times. All directors of the Company were present at more than 75% of the meetings of the Board of Directors and the committees of the Board of Directors on which they served.

     The Executive Committee, which did not meet during 2000, exercises all powers and authority of the Board of Directors in the management of the business and affairs of the Company, to the extent permitted by Delaware law, when a meeting of the Board of Directors is not possible. The members of the Executive Committee are Messrs. Bass (chairman), Simmons, Spier and Tucker.

     The Master Trust Committee, which did not meet during 2000, exercises the powers, rights and responsibilities included under Articles 3 and 10 of the Keystone Consolidated Industries, Inc. Master Retirement Trust. The members of the Master Trust Committee are Messrs. Bass and Tucker.

     The Audit Committee, which met twice during 2000, reviews and evaluates significant matters relating to the audit and internal controls of the Company, and reviews the scope and results of audit and non-audit assignments of the Company's independent accountants. The principal responsibilities of the Audit Committee are to serve as an independent and objective party to review the Company's auditing, accounting and financial reporting processes. The responsibilities of the Audit Committee are more specifically set forth in the Audit Committee Charter attached as Exhibit A to this proxy statement. For further information on the role of the Audit Committee, see "Independent Auditor Matters--Audit Committee Report." The current members of the Audit Committee are Messrs. Bass (chairman), David E. Connor (who is not standing for re-election as a director) and Spier.

     The Compensation Committee, which met once during 2000, reviews and approves the amounts and forms of compensation paid to executive officers. The members of the Compensation Committee are Messrs. Barry (chairman) and Bass.

         The Board of Directors does not have a Nominating Committee.

     It is anticipated that the members of the standing committees will be elected at the annual meeting of the Board of Directors immediately following the Meeting. The Board of Directors has previously established, and from time to time may establish, other committees to assist it in the discharge of its responsibilities.

                             DIRECTOR'S COMPENSATION

     Directors of Keystone receive an annual retainer of $15,000, a fee of $750 per day for each Board of Directors meeting and/or committee meeting attended, and reimbursement for reasonable expenses incurred in attending Board of Directors and/or committee meetings. Under the Keystone Consolidated Industries, Inc. 1992 Non-Employee Director Stock Option Plan ("Director Plan"), which terminated May 1, 1997, non-employee directors were granted an option to purchase 1,000 shares of Common Stock on the third business day after the Company issued its press release summarizing the Company's annual financial results for the prior fiscal year. The exercise price of the options was equal to the last reported sale price of Common Stock on the New York Stock Exchange Composite Tape on the date of grant. Options granted pursuant to the Director Plan became exercisable one year after the date of grant and expired on the fifth anniversary following the date of grant. The Keystone Consolidated Industries, Inc. 1997 Long-Term Incentive Plan provides for awards or grants of stock options, stock appreciation rights, restricted stock, performance grants and other awards to key individuals, including directors, performing services for the Company or its subsidiaries. Under the 1997 Long-Term Incentive Plan, directors are annually granted stock options exercisable for 1,000 shares of Common Stock. These options have an exercise price equal to the closing sales price of Common Stock on the date of grant, have a term of ten years and fully vest on the first anniversary of the date of grant. In addition to serving as directors, Messrs. Simmons and Tucker provide consulting services to the Company. The Company pays Contran for the consulting services provided by Mr. Simmons pursuant to the Intercorporate Services Agreement between Contran and the Company (the "Intercorporate Services Agreement"). The Company pays Tucker & Branham for the consulting services provided by Mr. Tucker. See "Certain Business Relationships and Related Transactions."

                               EXECUTIVE OFFICERS

     In addition to Glenn R. Simmons as Chairman of the Board and J. Walter Tucker, Jr. as Vice Chairman, the following are currently executive officers of
Keystone:

     DAVID L. CHEEK, age 51, has served as President, Keystone Steel & Wire, a division of the Company, since March, 2000. Mr. Cheek was vice president of manufacturing, Keystone Steel & Wire, from March 1999 to March 2000. He was vice president of operations, Atlantic Steel, Atlanta, Georgia from 1996 to 1999 and held various other management positions at Atlantic Steel since prior to 1996.

     HAROLD M. CURDY, age 53, has served as Vice President - Finance and Treasurer of the Company since prior to 1996.

     BERT E. DOWNING, JR., age 44, has served as Vice President and Corporate Controller of the Company since March 2000 and as Corporate Controller since prior to 1996.

     SANDRA K. MYERS, age 57, has served as Corporate Secretary of the Company and as Executive Secretary of Contran since prior to 1996.

     ROBERT W. SINGER, age 64, is President and Chief Executive Officer of the Company and has served in such capacities since 1997. Mr. Singer served as President and Chief Operating Officer since prior to 1996. He served as Vice
President of Valhi and Contran from prior to 1996 to 1998 and is a director of Columbian Mutual Life Insurance Company.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation paid to the Company's chief executive officer and to each of the Company's four most highly compensated executive officers other than the chief executive officer who were executive officers of the Company on December 31, 2000 (each a "named executive officer") for services rendered in all capacities to the Company for the years ended December 31, 2000, 1999, and 1998.

                           Summary Compensation Table

                                                                                               Long-Term
                                                                                             Compensation
                                                        Annual Compensation
                                                                               Other             Awards
                                                                               Annual          Securities       All Other
Name and                                                                    Compensation       Underlying      Compensation
Principal Position                Year      Salary ($)     Bonus ($)            ($)(1)        Options (#)          ($)(2)
------------------                ----      ----------     ---------    --------------------- -----------   -------------

David L. Cheek  (3)(4)            2000         173,269         -0-            235,280              27,000           3,400
President
Keystone  Steel & Wire

Harold M. Curdy                   2000         190,000         -0-                   -0-            -0-            10,155
Vice President - Finance &        1999         198,925        50,000                 -0-           20,000          19,352
Treasurer                         1998         182,549        70,000                 -0-            -0-            19,571

Bert E. Downing, Jr.              2000         170,000         -0-                   -0-           15,000           4,758
Vice President and                1999         151,093         -0-                   -0-           10,000           9,147
Corporate Controller              1998         107,099        50,000                 -0-            -0-             8,000

Ralph P. End (5)                  2000         180,531        35,000                 -0-           10,000           8,461
Former Vice President and         1999         146,618         -0-                   -0-           10,000          12,182
General Counsel                   1998         127,499        50,000                 -0-            -0-            10,478

Robert W. Singer                  2000         300,000        - 0-                   -0-           25,000          28,267
President and                     1999         297,579         -0-                   -0-           75,000          61,348
Chief Executive Officer           1998         277,549       175,000                 -0-            -0-            74,033

(1) An amount for other annual compensation is disclosed only if the amount for other annual compensation exceeds the level required for reporting pursuant to Securities and Exchange Commission rules.

(2) All other compensation for the last three years for each of the following named executive officers consisted of (i) the Company's matching contributions pursuant to the Company's 401(k) Plan; and (ii) accruals to unfunded reserve accounts attributable to certain limits under the Code with respect to the 401(k) Plan and Keystone's pension plan, which amounts are payable upon the named executive officer's retirement, the termination of his employment with the Company or to his beneficiaries upon his death; as follows:

                                                                    Unfunded Reserve Account Accruals
                                                                                             Interest
                                                                     Account Accruals     Accruals Above
                                                   Employer's       Related to 401(k)      120% of the
                   Named                             401(k)          and Pension Plan     AFR     Rate
                                                                                          ------------
             Executive Officer         Year     Contribution (a)       Limitations            (b)            Total

        David L. Cheek                 2000             $3,400                  $-0-            $-0-          $3,400

        Harold M. Curdy                2000              3,400                5,488           1,267           10,155
                                       1999              8,000               10,945             407           19,352
                                       1998              8,000               11,285             286           19,571

        Bert E. Downing, Jr.           2000              3,400                1,311              47            4,758
                                       1999              8,000                1,147              -0-           9,147
                                       1998              8,000                  -0-              -0-           8,000

        Ralph P. End                   2000              3,400                4,783             278            8,461
                                       1999              8,000                4,127              55           12,182
                                       1998              8,000                2,478              -0-          10,478

        Robert W. Singer               2000              3,400               17,136           7,731           28,267
                                       1999              8,000               50,538           2,810           61,348
                                       1998              8,000               63,475           2,558           74,033

          (a) The Company's matching contribution to the 401(k) plan for 2000 was made in cash. The Company's matching contributions to the 401(k) plan for 1999 and 1998 were made in Common Stock valued at $5.9375/share and $8.125/share for 1999 and 1998, respectively.

          (b) The balance of these unfunded reserve accounts accrues interest at an annual rate in effect from time to time equal to two percent above the base rate on corporate loans. Pursuant to the rules of the Securities and Exchange Commission, the amounts shown represent the portion of the interest accruals to the unfunded reserve accounts that exceeds 120% of the applicable federal long-term rate as prescribed by the Code (the "AFR Rate"). The AFR Rate used for such computations was the AFR Rate in effect on December 31, 2000, December 31, 1999, and December 31, 1998, the date the interest accruals for 2000, 1999 and 1998, respectively, were credited to the unfunded reserve accounts.

(3)  Mr. Cheek became an executive officer of Keystone as of March 24, 2000.

(4) Mr. Cheek's other annual compensation consists of certain relocation expenses the Company paid on his behalf, which includes an amount to pay his related income taxes on Keystone's payment of certain of his relocation expenses.

(5)  Mr. End retired on January 1, 2001.

     The following table sets forth certain information for the fiscal year ended December 31, 2000, with respect to stock options granted to the named executive officers. No stock appreciation rights were granted and no options have been granted at an option price below fair market value on the date of grant.

                                                Option Grants in 2000

                                                                                             Potential Realizable
                             Number       % of Total                                        Value at Assumed Annual
                               of          Options                                           Rates of Stock Price
                           Securities     Granted to      Exercise                             Appreciation for
                           Underlying     Employees        or Base                                    Option Term
                                                                                               ------------------
                            Options       in Fiscal         Price          Expiration             ($)
                                                                                                  ---
Name                      Granted (1)       Year          ($/Share)           Date
----                      -----------       -----         ---------    --  -------

                                                                                                5%             10%
                                                                                               -----          -----

David L. Cheek                7,000             5            5.125          2/02/10            22,562         57,176
David L. Cheek               20,000            15            5.4375         3/13/10            68,392        173,319
Bert E. Downing, Jr.         15,000            11            5.50           2/22/10            51,884        131,484
Ralph P. End                 10,000             7            5.50           2/22/10            34,589         87,656
Robert W. Singer             25,000            18            5.50           2/22/10            86,473        219,140

(1) Options vest 33-1/3%, 66-2/3%, and 100% on the first, second, and third anniversary of the date of grant, respectively.

     The following table provides information, with respect to the named executive officers, concerning the value of unexercised stock options held as of December 31, 2000. In 2000, no named executive officer exercised any stock options.

              Aggregated Options/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values

                                        Number of Securities                          Value of Unexercised
                                       Underlying Unexercised                       In-the-Money Options/SARs
                                Options/SARs at December 31, 2000(#)              at December 31, 2000 ($)(1)
                                ------------------------------------           ------------------------------
Name                             Exercisable           Unexercisable           Exercisable            Unexercisable

David L. Cheek                          5,000                 37,000                 0                       0
Harold M. Curdy                        46,667                 13,333                 0                       0
Bert E. Downing, Jr.                   20,333                 21,667                 0                       0
Ralph P. End                           19,833                 16,667                 0                       0
Robert W. Singer                       75,000                 75,000                 0                       0

(1) The values shown in the table are based on the $1.375 per share closing price of the Common Stock on December 31, 2000, as reported by the New York Stock Exchange Composite Tape, less the exercise price of the options.

Pension Plan

     Keystone maintains a qualified, noncontributory defined benefit plan which provides defined retirement benefits to various groups of eligible employees including executive officers. Normal retirement age under the Company's pension plan is age 65. The defined benefit for salaried employees, including officers, is based on a straight life annuity. An individual's monthly benefit is the sum of the following: (a) for credited service prior to January 1, 1981, the amount determined by his or her average monthly cash compensation for the five years of his or her highest earnings prior to January 1, 1981, multiplied by 1.1%, multiplied by the years of credited service, plus (b) for each year of service between 1980 and 1989, the amount determined by the sum of 1.2% multiplied by his or her average monthly cash compensation that year up to the social security wage base and 1.75% multiplied by his or her average monthly cash compensation that year in excess of the social security wage base, plus (c) for each year subsequent to 1989, the amount determined by 1.2% multiplied by his or her average monthly cash compensation that year, but not less than $14.00 per month.

     The estimated annual benefits payable upon retirement at normal retirement age for each of the salaried employees named in the Summary Compensation Table, assuming continued employment with the Company until normal retirement age at current salary levels are: David L. Cheek, $32,179; Harold M. Curdy, $52,070; Bert E. Downing, Jr., $52,908; and Robert W. Singer, $28,183.

                        SECURITY OWNERSHIP OF MANAGEMENT

     As of March 23, 2001, the Company's directors, the executive officers named in the Summary Compensation Table above, and the directors and executive officers as a group, beneficially owned, as defined by the rules of the Securities and Exchange Commission, the shares of Common Stock shown in the following table.

                                                          Amount and Nature of Beneficial Ownership(1)

                                                            Shares of                        Percent
Name of                                                       Common                            of
Beneficial Owner                                              Stock                         Class (2)

Thomas E. Barry (3)                                           10,000                            -
Paul M. Bass, Jr. (3)(4)                                      15,000                            -
David L. Cheek (5)                                            19,001                            -
Harold M. Curdy (5)                                           65,745                            -
Bert E. Downing, Jr. (5)                                      30,674                            -
Glenn R. Simmons (4)(5)(6)                                   246,400                            2.5
Robert W. Singer (5)                                         174,919                           1.7
William Spier (3)                                            387,262                           3.9
J. Walter Tucker, Jr. (3)(4)                                 160,450                           1.6
Steven L. Watson (3)(4)                                        3,250                            -

All directors and current executive officers as a          1,134,967                          10.8
group (11 persons)   (3)(4)(5)(6)(7)

---------

(1) All beneficial ownership is sole and direct except as otherwise set forth herein. Information as to the beneficial ownership of Common Stock has either been furnished to the Company by or on behalf of the indicated persons or is taken from reports on file with the Securities and Exchange Commission.

(2)  Percentage omitted if less than 1%.

(3) Includes shares that such person or group could acquire upon the exercise of options exercisable within 60 days of the Record Date by Messrs. Barry, Bass, Spier, Tucker and Watson for the purchase of 8,000, 8,000, 8,000, 7,000 and 1,000 shares, respectively, pursuant to the Keystone Consolidated Industries, Inc. 1992 Non-Employee Director Stock Option Plan and the 1997 Long-Term Incentive Plan.

(4) Excludes certain shares that such individual may be deemed to indirectly and beneficially own as to which such individual disclaims beneficial ownership. See footnote (1) to the "Security Ownership of Certain Beneficial Owners" table.

(5) Includes shares that such person could acquire upon the exercise of options exercisable within 60 days of the Record Date by Messrs. Cheek, Curdy, Downing, Simmons, and Singer for the purchase of 19,001, 53,333, 28,667, 154,500, and 108,333 shares, respectively, pursuant to the Company's various stock option plans.

(6) Glenn R. Simmons is a brother of Harold C. Simmons. See footnote (1) to the "Security Ownership of Certain Beneficial Owners" table.

(7) In addition to the foregoing, the shares of Common Stock shown as beneficially owned by the directors and executive officers of Keystone as a group include 18,666 shares that the remaining executive officers of Keystone have the right to acquire upon the exercise within 60 days subsequent to the Record Date of stock options granted pursuant to the Company's stock option plan.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth the stockholders known to the Company to be the beneficial owners of more than 5% of the Common Stock outstanding as of the Record Date.

                                                                                          Percent
Name and Address of                                      Common                              of
Beneficial Owner                                        Stock (#)                          Class

Harold C. Simmons (1)(2)                                 4,990,473                          49.6
5430 LBJ Freeway, Suite 1700
Dallas, Texas  75240

Dimensional Fund Advisors Inc. (3)                         682,263                          6.8
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401
-------

(1) The shares of Common Stock shown as beneficially owned by Harold C. Simmons includes 4,109,159, 326,364, 326,050, 188,400, and 30,000 shares of Common
     Stock held by Contran, Valhi, NL, The Harold Simmons Foundation, Inc. (the "Foundation"), and The Combined Master Retirement Trust (the "Master Trust"), respectively.

     Contran, Valhi and NL directly hold approximately 40.8%, 3.2%, and 3.2%, respectively, of the outstanding Common Stock. Valhi and Tremont are the holders of approximately 60.2% and 20.4%, respectively, of the outstanding common stock of NL. Mr. Simmons and persons or entities that may be deemed to be affiliated with him hold, directly or indirectly, approximately 94.1% and 80.2% of the outstanding common stock of Valhi and Tremont, respectively. Substantially all of Contran's outstanding voting stock is held by trusts established for the benefit of certain of Harold C. Simmons' children and grandchildren (together, the "Trusts"), of which Mr. Simmons is the sole trustee. As sole trustee of each of the Trusts, Mr. Simmons has the power to vote and direct the disposition of the shares of Contran stock held by each of the Trusts; however, Mr. Simmons disclaims beneficial ownership of all shares of Contran stock that the Trusts hold.

     Harold C. Simmons is Chairman of the Board and Chief Executive Officer of Contran and Valhi, and of certain other related entities through which Contran may be deemed to control Valhi, Tremont and NL. Additionally, he is Chairman of the Board of NL and is a director of Tremont.

     The Foundation holds approximately 1.9% of the outstanding shares of Common Stock. The Foundation is a tax-exempt foundation organized and existing exclusively for charitable purposes. Harold C. Simmons is Chairman of the Board and Chief Executive Officer of the Foundation.

     By virtue of the holding of the offices, the stock ownership and his service as trustee as described above, Harold C. Simmons may be deemed to control certain of such entities and Mr. Simmons and certain of such entities may be deemed to possess indirect beneficial ownership of certain shares of Common Stock directly held by certain of such other entities. However, Mr. Simmons disclaims such beneficial ownership of the shares of Common Stock beneficially owned, directly or indirectly, by any of such entities.

     The Master Trust holds approximately 0.3% of the outstanding shares of Common Stock. Valhi established the Master Trust as a trust to permit the collective investment by master trusts that maintain the assets of certain employee benefit plans Valhi and related companies, including Keystone, adopt. Harold C. Simmons is sole trustee of the Master Trust and a member of the trust investment committee for the Master Trust. Valhi's board of directors select the trustee and members of the trust investment committee for the Master Trust. Paul M. Bass, Jr. and J. Walter Tucker, Jr. are also members of the trust investment committee for the Master Trust. Harold C. Simmons, Glenn R. Simmons, J. Walter Tucker, Jr. and Steven L. Watson are members of Valhi's board of directors. Messrs. Harold and Glenn Simmons and Steven L. Watson are participants in one or more of the employee benefit plans that invest through the Master Trust. Each of such persons, however, disclaims beneficial ownership of the shares of Common Stock held by the Master Trust, except to the extent of his respective vested beneficial interests therein.

     The information contained in this footnote is based on information provided to the Company by Valhi, Contran and certain of their affiliates as of the Record Date.

(2) The shares of Common Stock shown as beneficially owned by Harold C. Simmons also includes 10,500 shares of Common Stock held by Mr. Simmons' wife, with respect to all of which Mr. Simmons disclaims beneficial ownership.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, may be deemed to have beneficial ownership of 682,263 shares of Common Stock as of December 31, 2000, all of which shares are held in portfolios for which Dimensional serves as investment advisor and investment manager. Dimensional possesses both sole voting and investment power over the Common Stock owned by such portfolios. Dimensional disclaims beneficial ownership of such securities.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Keystone's executive officers, directors and persons who own more than 10% of a registered class of Keystone's equity securities to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and Keystone. Based solely on the review of the copies of such reports filed with the Securities and Exchange Commission, Keystone believes that for 2000 its executive officers, directors and 10% stockholders complied with all applicable filing requirements under Section 16(a).

             CERTAIN BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

     As set forth under the caption "Security Ownership of Certain Beneficial Owners," Harold C. Simmons, through Contran and other entities, may be deemed to beneficially own approximately 50% of the outstanding Common Stock as of the Record Date and, therefore, may be deemed to control the Company. The Company and other entities that may be deemed to be controlled by or affiliated with Mr. Simmons sometimes engage in (a) intercorporate transactions such as guarantees, management and expense sharing arrangements, shared fee arrangements, tax sharing agreements, joint ventures, partnerships, loans, options, advances of funds on open account, and sales, leases and exchanges of assets, including securities issued by both related and unrelated parties, and (b) common investment and acquisition strategies, business combinations, reorganizations, recapitalizations, securities repurchases and purchases and sales (and other acquisitions and dispositions) of subsidiaries, divisions or other business units, which transactions have involved both related and unrelated parties and have included transactions that resulted in the acquisition by one related party of a publicly-held minority equity interest in another related party. The Company continuously considers, reviews and evaluates and understands that Contran and related entities consider, review and evaluate transactions of the type described above. Depending on the business, tax and other objectives then relevant, it is possible that the Company might be a party to one or more of such transactions in the future. In connection with these activities, the Company may consider issuing additional equity securities or incurring additional indebtedness. The Company's acquisition activities have in the past and may in the future include participation in the acquisition or restructuring activities conducted by other companies that may be deemed to be controlled by Harold C. Simmons. It is the policy of the Company to engage in transactions with related parties on terms, in the opinion of the Company, no less favorable to the Company than could be obtained from unrelated parties.

     No specific procedures are in place that govern the treatment of transactions among the Company and its related entities, although such entities may implement specific procedures as appropriate for particular transactions. In addition, under applicable principles of law, in the absence of stockholder ratification or approval by directors who may be deemed disinterested, transactions involving contracts among companies under common control must be fair to all companies involved. Furthermore, directors owe fiduciary duties of good faith and fair dealing to all stockholders of the companies for which they serve.

     Glenn R. Simmons, J. Walter Tucker, Jr., and Sandra K. Myers are not salaried employees of the Company. The Company has contracted with Contran, on a fee basis payable in quarterly installments, to provide certain administrative and other services to the Company in addition to the services of Mr. Simmons and Ms. Myers, including consulting services of Contran executive officers pursuant to the Intercorporate Services Agreement between Contran and the Company, a copy of which is included as Exhibit 10.1 in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed on March 30, 2001. The fee incurred during 2000 was $750,000. The Company compensates Tucker & Branham, Inc. for certain consulting services of Mr. Tucker on an hourly basis as his services are requested. The fees paid Tucker & Branham, Inc. during 2000 were $87,000.

     Tall Pines Insurance Company "(Tall Pines"), Valmont Insurance Company ("Valmont"), and EWI RE, Inc. ("EWI") provide for or broker certain of the Company's insurance policies. Tall Pines is a wholly owned captive insurance company of Tremont. Valmont is a wholly owned captive insurance company of Valhi. Parties related to Contran own all of the outstanding common stock of EWI. Through December 31, 2000, a son-in-law of Harold C. Simmons managed the operations of EWI. Subsequent to December 31, 2000, such son-in-law provides advisory services to EWI as requested by EWI. Consistent with insurance industry practices, Tall Pines, Valmont and EWI receive commissions from the insurance and reinsurance underwriters for the policies that they provide or broker. During 2000, the Company and its subsidiaries paid approximately $2.0 million for policies provided or brokered by Tall Pines, Valmont and/or EWI. These amounts principally included payments for reinsurance and insurance premiums paid to unrelated third parties, but also included commissions paid to Tall Pines, Valmont and EWI. In the Company's opinion, the amounts that the Company and its subsidiaries paid for these insurance policies are reasonable and similar to those it could have obtained through unrelated insurance companies and/or brokers. The Company expects that these relationships with Tall Pines, Valmont, and EWI will continue in 2001.

     Dallas Compressor Company, a wholly-owned subsidiary of Contran, sells compressors and related services to Keystone. During 1998, 1999 and 2000 Keystone purchased products and services from Dallas Compressor Company in the amount of $26,000, $170,000 and $67,000, respectively.

     Aircraft services were purchased from Valhi in the amount of $111,000 for the year ended December 31, 2000.

     In the opinion of management and the Board of Directors, the terms of the transactions described above were no less favorable to the Company than those that could have been obtained from an unrelated entity.

                        REPORT ON EXECUTIVE COMPENSATION

Compensation Committee Report

     During 2000, matters regarding compensation of executives were administered by the Compensation Committee (the "Committee"). The Committee is comprised of directors who are neither officers nor employees of the Company or its subsidiaries. The Committee adopts compensation policies and is responsible for approving all compensation of executives paid by the Company.

     It is the Company's policy that employee compensation, including compensation to executives, be at a level which allows the Company to attract, retain, motivate and reward individuals of training, experience, and ability who can lead the Company in accomplishing its goals. It is also the Committee's policy that compensation programs maintain a strong risk/reward ratio, with a significant component of cash compensation being tied to the Company's financial results, creating a performance-oriented environment that rewards employees for achieving pre-set financial performance levels. It is the Company's policy to structure compensation arrangements to be deductible for federal income tax purposes under applicable provisions of the Internal Revenue Code.

     During  2000,  the  Company's  compensation  program  with  respect  to its
executives  consisted  of  three  components:   base  salary,  incentive  bonus,
including deferred compensation, and stock option awards.

Base Salary

     The Committee reviews, in consultation with the Chief Executive Officer ("CEO"), base salaries for executives at least annually. The Committee approves, with any modifications it deems appropriate, the CEO's recommendations for base salary levels. Base salaries for all salaried employees, including executive officers of the Company, have been established on a position-by-position basis. Annual internal reviews of salary levels are conducted by the Company's management in an attempt to rank base salary and job value of each position. The ranges of salaries for comparable positions considered by management were based upon management's general business knowledge and no specific survey, study or other analytical process was utilized to determine such ranges. Additionally, no specific companies' or groups of companies' compensation were compared with that of the Company, nor was an attempt made to identify or otherwise quantify the compensation paid by the companies that served as a basis for such individuals' general business knowledge. Base salary levels are generally not increased except in instances of (i) promotions, (ii) increases in responsibility or (iii) unwarranted discrepancies between job value and the corresponding base salary. The Company considers general base salary increases from time to time when competitive factors so warrant. Over a period of years, base salaries are designed to be below the median annual cash compensation for comparable executives, but when combined with the other components of compensation create a competitive or above median total compensation package.

Incentive Bonus Program

     Awards under the Company's incentive bonus program represent a significant portion of an executive's potential annual cash compensation and are awarded at the discretion of the Committee on recommendation of the CEO. Annual performance reviews are an important factor in determining management's recommendation which is primarily based on each individual's performance and, to a lesser extent, on the Company's overall performance. No specific financial or budget tests were applied in the measurement of individual performance. The executive's performance is typically measured by the ability the executive demonstrates in performing, in a timely and cost efficient manner, the functions of the executive's position. The Company's overall performance is typically measured by the Company's historical financial results. No specific overall performance measures were used and there is no specific relationship between overall Company performance and an executive's incentive bonus.

Stock Options/Restricted Stock

     An integral part of the Company's total compensation program is non-cash incentive awards in the form of stock options, stock appreciation rights and restricted stock granted to executives. Stock option grants, in particular, are considered an essential element of the Company's total compensation package for the executives. The Committee believes that stock options, stock appreciation rights and restrictive stock awards provide an earnings opportunity based on the Company's success measured by Common Stock performance. Additionally, awards establish an ownership perspective and encourage the retention of executives. Incentive stock options are granted at a price not less than 100% of the fair market value of such stock on the date of grant. The exercise price of all options and the length of period during which the options may be exercised are determined by the Compensation Committee. The Compensation Committee also considered the number of stock options already outstanding in granting new stock options.

     The foregoing report is submitted by the members of the Compensation Committee of the Board of Directors.

                          Dr. Thomas E. Barry, Chairman
                          Paul M. Bass, Jr.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In 2000, no executive officer of the Company served on the compensation committee or as a director of another entity, one of whose executive officers served on the Company's Compensation Committee or Board of Directors.

                                PERFORMANCE GRAPH

     The following graph reflects a comparison of the cumulative total return of the Common Stock from December 31, 1995 through December 31, 2000, with the Standard & Poor's 500 Composite Index and the Standard & Poor's Iron & Steel Index. The comparison for each of the periods assumes that the value of the investment in the Common Stock and each index was $100 on December 31, 1995 and that all dividends were reinvested.

        Comparison of Five Year Cumulative Total Shareholder Return Among Keystone Consolidated Industries, Inc., S&P 500, and S&P Iron & Steel Index

                          1995            1996           1997            1998            1999            2000
                          ----            ----           ----            ----            ----            ----
Keystone                   $100             $72            $104            $71             $52             $12
S&P 500                    $100            $123            $164           $211            $255            $232
S&P Iron & Steel           $100             $89             $91            $79             $87             $54

                           INDEPENDENT AUDITOR MATTERS

     Independent Auditors. The firm of PricewaterhouseCoopers LLP served as Keystone's independent auditors for the year ended December 31, 2000, has been appointed to review Keystone's quarterly unaudited consolidated financial statements to be included in its Quarterly Reports on Form 10-Q for the first three quarters of 2001 and is expected to be considered for appointment to audit Keystone's annual consolidated financial statements for the year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Audit Committee Report. The audit committee of the Board of Directors is composed of three directors, all of whom are independent within the meaning of New York Stock Exchange listing standards. The audit committee operates under a written charter the Board of Directors adopted. A copy of the charter is attached  as  Exhibit  A to  this  proxy  statement.  Keystone's  management  is responsible for preparing Keystone's consolidated financial statements in accordance with accounting principles generally accepted in the United States. Keystone's independent auditors are responsible for auditing Keystone's consolidated financial statements in accordance with auditing standards generally accepted in the United States. The audit committee serves as an independent and objective party to review Keystone's auditing, accounting and financial reporting processes.

     The audit committee has reviewed and discussed Keystone's audited consolidated financial statements for the year ended December 31, 2000 with Keystone's management and independent auditors. The audit committee discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence. The audit committee also considered whether the independent auditors' provision of non-audit services to Keystone and its subsidiaries is compatible with such auditors' independence. Additionally, the audit committee discussed with Keystone's management and the independent auditors such other matters as the committee deemed appropriate. Based on the audit committee's review of Keystone's audited consolidated financial statements and the audit committee's discussions with Keystone's management and independent auditors, the audit committee recommended to the Board of Directors that Keystone's audited consolidated financial statements for the year ended December 31, 2000 be included in Keystone's Annual Report on Form 10-K for the year ended December 31, 2000, which has been filed with the Securities and Exchange Commission.


                           Paul M. Bass, Jr., Chairman
                                 David E. Connor
                                  William Spier

     Audit and Other Fees. The following table shows the aggregate fees PricewaterhouseCoopers LLP has billed or is expected to bill to Keystone and its subsidiaries for services rendered for 2000.

                                                Financial Information
                                                 Systems Design and
                Audit Fees (1)                   Implementation Fees                  All Other Fees
                --------------                   -------------------                  --------------

                   $206,568                            $ - 0 -                           $95,274

(1) Includes (a) fees for the audit of Keystone's consolidated financial statements for the year ended December 31, 2000, (b) fees for reviews of the unaudited quarterly financial statements appearing in Keystone's Forms 10-Q for each of the first three quarters of 2000 and (c) the estimated out-of-pocket costs PricewaterhouseCoopers LLP incurred in such audits and reviews. Keystone reimburses PricewaterhouseCoopers LLP for such out-of-pocket costs.

                              STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meetings, subject to regulations adopted by the Securities and Exchange Commission. The Company presently intends to call the next annual meeting during May 2002. For such proposals to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2002 annual meeting, they must be received by the Company not later than December 14, 2001. Such proposals should be addressed to: Secretary, Keystone Consolidated Industries, Inc., Three Lincoln Centre, 5430 LBJ Freeway, Suite 1740, Dallas, Texas 75240.

                                  OTHER MATTERS

     Management does not intend to present, and has no information as of the date of preparation of this Proxy Statement that others will present, any business at the Annual Meeting other than business pertaining to matters set forth in the Notice of Annual Meeting of Stockholders and this Proxy Statement. However, if other matters requiring the vote of the stockholders properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies held by them in accordance with their best judgment on such matters.

                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
April 13, 2001

     A copy of Keystone's 2000 Form 10-K Annual Report, as filed with the Securities and Exchange Commission, is included in Keystone's 2000 Annual Report to Stockholders distributed to stockholders with this Proxy Statement.
Additional copies are available without charge by writing to: Secretary, Keystone Consolidated Industries, Inc., 5430 LBJ Freeway, Suite 1740, Dallas, Texas 75240.

                                    Exhibit A


                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.

                             AUDIT COMMITTEE CHARTER

                                  June 8, 2000

                                ----------------
                                   ARTICLE I.
                                     PURPOSE

     The audit committee assists the board of directors in fulfilling its oversight responsibilities relating to the financial accounting and reporting practices of the corporation. The audit committee's primary responsibilities are to serve as an independent and objective party to review the corporation's auditing, accounting and financial reporting processes. The audit committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Article V of this charter.

                                   ARTICLE II.
                     RELATIONSHIP WITH THE OUTSIDE AUDITORS

     The corporation's outside auditors are ultimately responsible to the board of directors and the audit committee. The board of directors, acting through the audit committee, has the ultimate authority and responsibility to select, evaluate and replace the outside auditors.

     Management is responsible for preparing the corporation's financial statements. The corporation's outside auditors are responsible for auditing the financial statements. The activities of the audit committee are in no way designed to supersede or alter these traditional responsibilities.

     The corporation's outside auditors and management have more available time and information about the corporation than does the audit committee. Accordingly, the audit committee's role does not provide any special assurances with regard to the corporation's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the outside auditors.

                                  ARTICLE III.
                                   COMPOSITION

     The audit committee shall be comprised of three or more directors as determined by the board. The board of directors shall also designate a chairperson of the audit committee. Each member of the audit committee shall be independent of management of the corporation and shall have no relationship that might, in the business judgment of the board of directors, interfere with the exercise of his or her independent judgment. The members of the audit committee shall satisfy at all times the requirements for audit committee membership of any exchange on which the corporation's securities are listed or of any applicable law. The board of directors shall determine, in its business judgment, whether the members of the audit committee satisfy all such requirements.

                                   ARTICLE IV.
                                    MEETINGS

     The audit committee shall meet regularly and as circumstances dictate. Regular meetings of the audit committee may be held without notice at such time and at such place as shall from time to time be determined by the chairperson of the audit committee, the president or the secretary of the corporation. Special meetings of the audit committee may be called by or at the request of any member of the audit committee, any of the corporation's executive officers, the secretary or the outside auditors, in each case on at least twenty-four hours notice to each member.

     If the board of directors, management or the outside auditors desire to discuss matters in private, the audit committee shall meet in private with such person or group.

     A majority of the audit committee members shall constitute a quorum for the transaction of the audit committee's business. Unless otherwise required by applicable law, the corporation's charter or bylaws or the board of directors, the audit committee shall act upon the vote or consent of a majority of its members at a duly called meeting at which a quorum is present. Any action of the audit committee may be taken by a written instrument signed by all of the members of the audit committee. Meetings of the audit committee may be held at such place or places as the audit committee shall determine or as may be specified or fixed in the respective notices or waivers of a meetings. Members of the audit committee may participate in audit committee proceedings by means of conference telephone or similar communications equipment by means of which all persons participating in the proceedings can hear each other, and such participation shall constitute presence in person at such proceedings.

                                   ARTICLE VI.
                               SPECIFIC ACTIVITIES

     Subject to Article II and without otherwise  limiting the audit committee's
authority,   the  audit  committee  shall  carry  out  the  following   specific
activities.

Section 5.1.   Review of Documents and Reports

          (a)  Review and reassess this charter at least annually.

          (b) Review the corporation's Annual Reports on Form 10-K, including the corporation's year end financial statements, before its release. Consider whether the information contained in the Annual Reports on Form 10-K is adequate and consistent with the members' knowledge about the corporation and its operations. If determined to be appropriate, recommend that the audited financial statements be included in the Annual Report on Form 10-K.

Section 5.2.   Outside Auditors

          (a)  Select  the  outside  auditors,   considering   independence  and
               effectiveness and approve the fees and other compensation to be paid to the outside auditors.

          (b) The audit committee shall receive the written disclosures required by generally accepted auditing standards. On an annual basis, the audit committee shall require the outside auditors to provide the audit committee with a written statement delineating all relationships between the outside auditors and the corporation. The audit committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The audit committee shall recommend that the board of directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

          (c) Prior to the annual audit, review with management and the outside auditors the scope and approach of the annual audit.

          (d) After the annual audit, review with management and the outside auditors their report on the results of the annual audit.

          (e) Ensure that the outside auditors inform the audit committee of any fraud, illegal acts or deficiencies in internal control of which they become aware and communicate certain required matters to the audit committee.

          (f) Review with the outside auditors their performance and recommend to the board of directors any proposed discharge of the outside auditors when circumstances warrant.

          (g) Direct and supervise special audit inquiries by the outside auditors as the board of directors or the audit committee may request.

Section 5.3.   Financial Reporting Processes

          (a) Review significant accounting and reporting issues, including recent professional and regulatory pronouncements or proposed pronouncements, and understand their impact on the corporation's financial statements.

Section 5.4.   Process Improvement

          (a) Ensure that significant findings and recommendations made by the outside auditors are received and discussed on a timely basis with the audit committee and management.

          (b) Review any significant disagreement among management and the outside auditors in connection with the execution of the annual audit or the preparation of the financial statements.

Section 5.5.   Reporting Responsibilities

          (a) Regularly update the board of directors about audit committee activities and make appropriate recommendations.

                                   ARTICLE VI.
                                  MISCELLANEOUS

     The audit committee may perform any other activities consistent with this charter, the corporation's charter and bylaws and governing law, as the audit committee or the board deems necessary or appropriate.

                               VOTING INSTRUCTIONS


                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                          5430 LBJ Freeway, Suite 1740
                               Dallas, Texas 75240

                       SOLICITED BY THE BOARD OF DIRECTORS
                       for Annual Meeting of Stockholders

                              Tuesday, May 15, 2001



     The undersigned, being participants in the Keystone Consolidated Industries, Inc. Deferred Incentive Plan, having received the Notice of Annual Meeting and Proxy Statement dated April 13, 2001, and Annual Report to Stockholders, hereby instructs the trustee, to vote, as specified below, all the shares of common stock of KEYSTONE CONSOLIDATED INDUSTRIES, INC., a Delaware corporation (the "Company"), held of record by the trustee for the account of the undersigned and entitled to vote on the record date, March 23, 2001, at the Annual Meeting of Stockholders to be held on May 15, 2001, and all adjournments or postponements thereof, as directed and, in their discretion, on all other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof.

       (Continued, and to be marked, dated and signed, on the other side)

************
(Back Side)

Please vote all shares allocated to my account in the Keystone Consolidated Industries, Inc. Deferred Incentive as follows:

Election  of  Director  for  a          NOMINEE:  Paul M. Bass, Jr.
Three-Year Term

  For                 Withhold
  [  ]                  [  ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.







                                            -----------------------------------
                                            Signature

                                            Date:  _______________________, 2001




  PLEASE SIGN, DATE, AND RETURN THE CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                      PROXY

                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                          5430 LBJ Freeway, Suite 1740
                               Dallas, Texas 75240

                       SOLICITED BY THE BOARD OF DIRECTORS
                       for Annual Meeting of Stockholders

                              Tuesday, May 15, 2001



     The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated April 13, 2001, and Annual Report to Stockholders, hereby appoints Bert E. Downing, Jr. and Sandra K. Myers, or either of them, proxies, with full power of substitution to vote, as specified in this proxy, all the shares of capital stock of KEYSTONE CONSOLIDATED INDUSTRIES, INC., a Delaware corporation (the "Company"), held of record by the undersigned and entitled to vote on the record date, March 23, 2001, at the Annual Meeting of Stockholders to be held at 5430 LBJ Freeway, Suite 1740, Dallas, TX 75240 at 9:00 a.m. local time on May 15, 2001, and all adjournments or postponements thereof, as directed and, in their discretion, on all other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof. The undersigned directs said proxies to vote as specified upon the items shown on the reverse side, which are referred to in the Notice of Annual Meeting and set forth in the Proxy Statement. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given by the undersigned relating to the Annual Meeting.

       (Continued, and to be marked, dated and signed, on the other side)

(Back Side)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted "For" the nominee for election as Director.

Election  of  Director  for  a          NOMINEE:  Paul M. Bass, Jr.
Three-Year Term

  For                 Withhold
 [   ]                 [   ]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.





                                            Please mark, date and sign exactly
                                            as your name appears on this proxy
                                            card. When shares are held jointly,
                                            both holders should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title. If the
                                            holder is a corporation or
                                            partnership, the full corporate or
                                            partnership name should be signed by
                                            a duly authorized officer.

                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature, if shares held jointly


                                            Date:  _______________________, 2001



                                            THIS PROXY MAY BE REVOKED AS SET
                                            FORTH IN THE KEYSTONE CONSOLIDATED
                                            INDUSTRIES, INC. PROXY STATEMENT
                                            THAT ACCOMPANIED THIS PROXY.